Subsequent Events	3 Months Ended
Mar. 28, 2015
Subsequent Events [Abstract]
Subsequent Events
13.	SUBSEQUENT EVENTS

On April 16, 2015, Continental Cement, Summit LLC, Summit Holdings and Lafarge North America Inc. (“Lafarge”) entered into an Asset Purchase Agreement (the “Davenport Purchase Agreement”). If the conditions in the Davenport Purchase Agreement are met and the parties proceed to closing, at closing, the Company will acquire certain assets (the “Davenport Assets”) from Lafarge, including a cement plant, a quarry and seven cement distribution terminals (the “Davenport Acquisition”).

The Davenport Purchase Agreement contains customary representations, warranties, covenants, and termination rights. The consummation of the Davenport Acquisition is subject to customary conditions, including absence of a material adverse effect on the Davenport Assets. The consummation of the Davenport Acquisition is also subject to the conditions that (i) the Federal Trade Commission shall have accepted for public comment an Agreement Containing Order that, if issued as a final order, would require Lafarge to divest the Transferred Business (as defined in the Davenport Purchase Agreement) to Continental Cement, (ii) the merger of Lafarge’s parent company, Lafarge S.A., with Holcim Ltd. shall have been consummated, and (iii) the conditions in the Bettendorf Purchase Agreement (as defined below) shall have been satisfied or waived. The aggregate purchase price for the Davenport Acquisition is expected to be approximately $450 million in cash, subject to certain adjustments as set forth in the Davenport Purchase Agreement, plus the Bettendorf Assets (as defined below). The Company expects to fund the purchase price with debt issued by Summit LLC and equity issued by Summit Inc. The transaction is expected to close in the third quarter of 2015. There can be no assurance that the Davenport Acquisition will be completed in the anticipated time frame, or at all.

In connection with the entry into the Davenport Agreement, Continental Cement, Summit LLC, Summit Holdings and Lafarge entered into an Asset Purchase Agreement (the “Bettendorf Purchase Agreement”). If the conditions in the Bettendorf Purchase Agreement are met and the parties proceed to closing, at closing, Continental Cement will convey certain assets to Lafarge, including a cement distribution terminal (the “Bettendorf Assets”) as partial consideration for the sale of the Davenport Assets pursuant to the Davenport Purchase Agreement (the “Bettendorf Acquisition”).

In April 2015, the Issuers redeemed $288.2 million aggregate principal amount of their outstanding Senior Notes at a redemption price equal to par plus an applicable premium of $38.2 million plus $5.2 million of accrued and unpaid interest.